UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2026

ALPHATIME ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41584	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue, Suite 938

New York, NY 10110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant and one right	ATMCU	N/A
Ordinary Shares, par value $0.0001 per share	ATMC	N/A
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	ATMCW	N/A
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMCR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of UHY LLP

On September 22, 2026, the board of directors (the “Board”) of AlphaTime Acquisition Corp (the “Company”) approved the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm, and on October 14, 2026, the Company notified UHY of its dismissal, effective as of October 14, 2026. The audit committee of the Board (the “Audit Committee”) approved the dismissal on September 22, 2026.

UHY’s report dated April 15, 2025 on the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the date of UHY’s dismissal, there were no “disagreements” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, management identified a material weakness in the Company’s internal control over financial reporting relating to insufficient review of related party transactions. The Audit Committee discussed this material weakness with UHY, and the Company has authorized UHY to respond fully to inquiries of the Company’s successor independent registered public accounting firm concerning this material weakness.

The Company has provided UHY with a copy of the disclosures contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that UHY furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Item 4.01 and, if not, the respects in which it disagrees. A copy of UHY’s letter, dated October 19, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Inbergo CPA LLP

On September 22, 2026, the Company engaged Inbergo CPA LLP (“Inbergo”) as its new independent registered public accounting firm. The Board approved the appointment on September 22, 2026. The Audit Committee approved the appointment on September 22, 2026.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period prior to the engagement of Inbergo, neither the Company nor anyone acting on its behalf consulted with Inbergo regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from UHY LLP to the Securities and Exchange Commission, dated October 19, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATIME ACQUISITION CORP

	By:	/s/ Gan Kim Hai
	Name:	Gan Kim Hai
	Title:	Chief Executive Officer

Dated: October 28, 2026